UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2013

Commission File Number:  00025940

Glowpoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	770312442
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 Mountain Avenue, Suite 301, Murray Hill, New Jersey 07974
(Address of principal executive offices)

973-855-3411
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On March 28, 2013, Glowpoint, Inc. (the “Company”) entered into a First Amendment (the “Amendment”) to that certain Loan and Security Agreement (the “Loan Agreement”), dated as of October 1, 2012, by and between the Company and Comerica Bank (“Comerica”).

As a condition of its entry into the Amendment, Comerica required the entry of Escalate Capital Partners SBIC, L.P. (“Escalate”) into an Affirmation of Subordination and Intercreditor Agreement, dated March 28, 2013 (the “Affirmation”), in which Escalate consented to the execution, delivery and performance of the Amendment by the Company and confirmed that the Subordination and Intercreditor Agreement, dated as of October 1, 2012, by and between Escalate and Comerica, will remain in effect.  In consideration of Escalate’s entry into the Affirmation, the Company agreed to issue 100,000 shares of its common stock, par value $0.0001, to Escalate.

The Amendment revised the definition of EBITDA and the financial covenants for future minimum levels of liquidity and EBITDA to be more consistent with the Company’s continuing operations.  The financial covenants affected by the Amendment were (i) the total funded debt to EBITDA ratio, (ii) the senior funded debt to EBITDA ratio and (iii) the fixed charge ratio.  The Amendment also provided that the Company maintain $400,000 of restricted cash in a collateral account at Comerica and limit extraordinary expenses in connection with acquisitions.  Further, the Amendment reduced funds available to the Company under the Revolving Line (as defined in the Loan Agreement), so that advances under the Revolving Line cannot exceed the lesser of the Revolving Line or the Borrowing Base (as defined in the Loan Agreement), less in each case any amount outstanding under the Growth Capital Line (as defined in the Loan Agreement) up to $1,500,000.

The foregoing descriptions of the Amendment and the Affirmation are summaries only and are qualified in their entirety by reference to the full text of the agreements, which are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.  A description of the Loan Agreement can be found in the Current Report on Form 8-K filed by the Company on October 5, 2012 (the “Loan Agreement 8-K”), which is incorporated by reference herein.  Such description is a summary only and is qualified in its entirety by the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.2 to the Loan Agreement 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included with this report:

Exhibit No.	Description
10.1	First Amendment to Loan and Security Agreement, dated as of March 28, 2013, by and between Glowpoint, Inc. and Comerica Bank.
10.2	Affirmation of Subordination and Intercreditor Agreement, dated as of March 28, 2013, by and between Escalate Capital Partners SBIC, L.P. and Comerica Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2013	GLOWPOINT, INC. /s/ Peter Holst
Peter Holst President and Chief Executive Officer

Exhibit
Number	Description

10.1	First Amendment to Loan and Security Agreement, dated as of March 28, 2013, by and between Glowpoint, Inc. and Comerica Bank.
10.2	Affirmation of Subordination and Intercreditor Agreement, dated as of March 28, 2013, by and between Escalate Capital Partners SBIC, L.P. and Comerica Bank.